                                                             EXHIBIT (h)(32)(d)

                              AMENDMENT NO. 9 TO
                       ADMINISTRATIVE SERVICES AGREEMENT
                       Franklin Templeton Services, LLC
                    American General Life Insurance Company

   THIS AMENDMENT is made by and between Franklin Templeton Services, LLC (the "Fund Administrator") and American General Life Insurance Company (the "Company").

   WHEREAS, the Company and the Fund Administrator have entered into an Administrative Services Agreement, dated as of July 1, 1999 (the "Agreement"), concerning certain administrative services with respect to each series ("Fund" or "Funds") of Franklin Templeton Variable Insurance Products Trust (the "Trust") listed on the Schedule B of the Agreement;

   WHEREAS, the Company and the Fund Administrator wish to amend the Agreement for the purpose of adding certain new variable life or variable annuity insurance contracts covered by the Agreement.

   NOW, THEREFORE, in consideration of past and prospective business relations, the Fund Administrator and the Company hereby amend the Agreement as follows:

1. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed effective as of August 1, 2014.

FRANKLIN TEMPLETON SERVICES, LLC                 AMERICAN GENERAL LIFE INSURANCE COMPANY

By:     ______________________________________   By:     ______________________________________
Name:   ______________________________________   Name:   ______________________________________
Title:  ______________________________________   Title:  ______________________________________

                                                 ATTEST:

                                                 By:     ______________________________________
                                                 Name:   ______________________________________
                                                 Title:  ______________________________________

                                                                     (Corporate Seal)

                                  SCHEDULE B

                        ADMINISTRATIVE EXPENSE PAYMENTS

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

                                                                                   DATE OF
                                                                                 BEGINNING OF
                                                                                  PERIOD FOR
                    PRODUCT NAME/                                               COMPUTATION OF
#     COMPANY     REGISTRATION NO.          FUNDS OF THE TRUST         FEE RATE      FEE
-   ------------- ------------------ --------------------------------- -------- --------------
1.  American      AG Legacy Plus     Class 2 Shares:                    0.15%      7/1/99
    General Life  VUL                Templeton Foreign VIP Fund
    Insurance     333-89897          Franklin Small-Mid Cap Growth
    Company                          VIP Fund

2.  American      Corporate          Class 2 shares:                    0.15%      7/1/04
    General Life  AmericaVUL         Franklin Small Cap Value VIP
    Insurance     333-80191          Fund
    Company
                                     Franklin U.S. Government           0.15%      8/31/07
                                     Securities VIP Fund
                                     Franklin Mutual Shares VIP Fund
                                     Templeton Foreign VIP Fund

3.  American      Legacy Plus        Class 2 Shares:                    0.15%      7/1/99
    General Life  VUL                Franklin Small-Mid Cap Growth
    Insurance     333-53909          VIP Fund
    Company                          Templeton Developing Markets VIP
                                     Fund
                                     Templeton Foreign VIP Fund

4.  American      Platinum Investor  Class 2 shares:                    0.15%      1/15/04
    General Life  FlexDirector       Franklin Small Cap Value VIP
    Insurance     VUL                Fund
    Company       333-109613         Franklin U.S. Government
                                     Securities VIP Fund
                                     Franklin Mutual Shares VIP Fund

                                     Templeton Foreign VIP Fund -       0.15%      8/31/07
                                     Class 2

5.  American      Platinum Investor  Class 2 Shares:                    0.15%      11/1/01
    General Life  I VUL              Franklin U.S. Government
    Insurance     333-42567          Securities VIP Fund
    Company                          Franklin Mutual Shares VIP Fund
                                     Templeton Foreign VIP Fund

6.  American      Platinum Investor  Class 2 Shares:                    0.15%      5/1/03
    General Life  II VUL             Franklin Small Cap Value VIP
    Insurance     333-103361         Fund
    Company                          Franklin U.S. Government
                                     Securities VIP Fund
                                     Franklin Mutual Shares VIP Fund
                                     Templeton Foreign VIP Fund

                                                                                   DATE OF
                                                                                 BEGINNING OF
                                                                                  PERIOD FOR
                     PRODUCT NAME/                                              COMPUTATION OF
#      COMPANY     REGISTRATION NO.         FUNDS OF THE TRUST         FEE RATE      FEE
-    ------------- ------------------ -------------------------------- -------- --------------
7.   American      Platinum Investor  Class 2 Shares:                   0.15%      5/1/03
     General Life  III VUL            Franklin Small Cap Value VIP
     Insurance     333-43264          Fund
     Company                          Franklin U.S. Government
                                      Securities VIP Fund
                                      Franklin Mutual Shares VIP Fund
                                      Templeton Foreign VIP Fund

8.   American      Platinum Investor  Class 2 shares:                   0.15%      1/15/04
     General Life  Immediate VA       Franklin Small Cap Value VIP
     Insurance     333-109206         Fund
     Company                          Franklin U.S. Government
                                      Securities VIP Fund
                                      Franklin Mutual Shares VIP Fund
                                      Templeton Foreign VIP Fund -      0.15%      8/31/07
                                      Class 2

9.   American      Platinum Investor  Class 2 shares:                   0.15%      1/15/05
     General Life  IV VUL             Franklin Small Cap Value VIP
     Insurance     333-118318         Fund
     Company                          Franklin U.S. Government
                                      Securities VIP Fund
                                      Franklin Mutual Shares VIP Fund
                                      Templeton Foreign VIP Fund

10.  American      Platinum Investor  Class 2 Shares:                   0.15%      5/1/03
     General Life  PLUS VUL           Franklin Small Cap Value VIP
     Insurance     333-82982          Fund
     Company                          Franklin U.S. Government
                                      Securities VIP Fund
                                      Franklin Mutual Shares VIP Fund
                                      Templeton Foreign VIP Fund

11.  American      Platinum Investor  Class 2 Shares:                   0.15%      5/1/03
     General Life  Survivor II VUL    Franklin Small Cap Value VIP
     Insurance     333-65170          Fund
     Company                          Franklin U.S. Government
                                      Securities VIP Fund
                                      Franklin Mutual Shares VIP Fund
                                      Templeton Foreign VIP Fund

12.  American      Platinum Investor  Class 2 Shares:                   0.15%      5/1/03
     General Life  Survivor VUL       Franklin Small Cap Value VIP
     Insurance     333-90787          Fund
     Company                          Franklin U.S. Government
                                      Securities VIP Fund
                                      Franklin Mutual Shares VIP Fund
                                      Templeton Foreign VIP Fund

13.  American      Platinum Investor  Class 2 Shares:                   0.15%      7/1/99
     General Life  Variable Annuity   Templeton Foreign VIP Fund
     Insurance     333-70667
     Company

14.  American      Platinum Investor  Class 2 shares:                   0.15%  2/1/06
     General Life  VIP VUL            Franklin Small Cap Value VIP
     Insurance     333-129552 and     Fund
     Company       333-137817         Franklin U.S. Government
                                      Securities VIP Fund
                                      Franklin Mutual Shares VIP Fund
                                      Templeton Foreign VIP Fund

15.  American      The One VUL        Class 2 Shares:                   0.15%  7/1/99
     General Life  Solution           Franklin Small-Mid Cap Growth
     Insurance     333-87307          VIP Fund
     Company                          Templeton Developing Markets VIP
                                      Fund

16.  American      American General   Class 1 shares:                   0.15% 4/24/06
     General Life  Signature II       Franklin Small Cap Value VIP
     Insurance     Not registered     Fund
     Company

17.  American      AG Corporate       Class 2 shares:                   0.15% 8/31/07
     General Life  Investor VUL       Franklin Small Cap Value VIP
     Insurance     333-143072         Fund
     Company                          Franklin U.S. Government
                                      Securities VIP Fund
                                      Franklin Mutual Shares VIP Fund
                                      Templeton Foreign VIP Fund

18.  American      AG Income          Class 2 shares:                   0.15% 10/1/07
     General Life  Advantage VUL      Franklin Small Cap Value VIP
     Insurance     333-144594         Fund
     Company                          Franklin Mutual Shares VIP Fund

19.  American      Protection         Class 2 shares:                   0.15% 9/15/08
     General Life  Advantage Select   Franklin Small Cap Value VIP
     Insurance     VUL                Fund
     Company       333-146948         Franklin Mutual Shares VIP Fund

20.  American      Income             Class 2 shares:                   0.15% 9/15/08
     General Life  Advantage Select   Franklin Small Cap Value VIP
     Insurance     VUL                Fund
     Company       333-151576         Franklin Mutual Shares VIP Fund

21.  American      Corporate          Class 2 shares:                   0.15% 12/01/08
     General Life  Investor Select    Franklin Small Cap Value VIP
     Insurance     VUL                Fund
     Company       333-153093         Franklin U.S. Government
                                      Securities VIP Fund
                                      Franklin Mutual Shares VIP Fund
                                      Templeton Foreign VIP Fund

22.  American      Survivor           Class 2 shares:                   0.15% 12/01/08
     General Life  Advantage VUL      Franklin Small Cap Value VIP
     Insurance     333-153068         Fund
     Company                          Franklin Mutual Shares VIP Fund

23.  American      AG Platinum        Class 2 shares:                   0.15%  8/1/14
     General Life  Choice VUL         Franklin Small Cap Value VIP
     Insurance     333-196172         Fund
     Company                          Franklin Mutual Shares VIP Fund

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